Income Taxes - Summary Of Income Tax Effects Of Temporary Differences Between The Book Value And Tax Basis Of Assets And Liabilities (Detail) - STUDIO BUSINESS OF LIONS GATE ENTERTAINMENT CORP [Member] - USD ($)
$ in Millions
	Mar. 31, 2024	Mar. 31, 2023
Deferred tax assets:
Net operating losses	$ 241.9	$ 94.1
Foreign tax credits	0.0	7.2
Intangible assets	9.5	0.0
Accrued compensation	42.9	50.7
Operating leases- liabilities	83.5	24.4
Other assets	50.7	14.5
Reserves	21.1	8.0
Interest	68.0	21.8
Total deferred tax assets	517.6	220.7
Valuation allowance	(341.6)	(152.2)
Deferred tax assets, net of valuation allowance	176.0	68.5
Deferred tax liabilities:
Intangible assets	0.0	(8.0)
Investment in film and television programs	(56.9)	(3.6)
Unrealized gains on derivative contracts	(32.9)	(33.5)
Operating leases—assets	(78.2)	(21.9)
Other	(21.7)	(19.6)
Total deferred tax liabilities	(189.7)	(86.6)
Net deferred tax liabilities	$ (13.7)	$ (18.1)